UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 6, 2022
Date of Report (Date of earliest event reported)

URANIUM ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33706	98-0399476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 West Georgia Street, Suite 1830 Vancouver, British Columbia	V6E 2Y3
(Address of principal executive offices)	(Zip Code)

(604) 682-9775
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock	UEC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01         Regulation FD Disclosure

On April 6, 2022, Uranium Energy Corp. (the “Company” or “UEC”) issued a news release to report that Scott Melbye, its Executive Vice President and current President of the Uranium Producers of America, presented testimony to the Senate Committee on Energy and Natural Resources before the Full Committee Hearing on Opportunities and Challenges Facing Domestic Critical Mineral Mining, Processing, Refining, and Reprocessing, on March 31, 2022.

In his testimony, Mr. Melbye stated: ”It is an honor to testify once again before the Senate Energy and Natural Resources Committee today on an urgent subject with grave implications for our national and energy security – the U.S.’s current reliance on our strategic competitors for critical minerals like uranium…. The continued reliable operation of the U.S. nuclear fleet requires a secure supply of uranium and nuclear fuel. Unfortunately, Russia and its allies have in recent years employed predatory market practices to cultivate America’s dangerous reliance on the Kremlin and its allies for uranium and nuclear fuel. Almost none of the fuel needed to power America’s nuclear fleet today comes from domestic producers, while U.S. nuclear utilities purchase nearly half of the of the uranium they consume from state-owned entities (SEO) in Russia, Kazakhstan, and Uzbekistan.”

To read or watch the complete testimony please access the links below:

Written Testimony: https://www.energy.senate.gov/services/files/4139EE30-5A5E-4FA4-814B-2CDD6486725E

Video Testimony: https://www.uraniumenergy.com/usuranium2022/

A copy of the news release is attached as Exhibit 99.1 hereto.

Item 9.01         Financial Statements and Exhibits

(a)                  Financial Statements of Business Acquired

Not applicable.

(b)                  Pro forma Financial Information

Not applicable.

(c)                  Shell Company Transaction

Not applicable.

(d)                  Exhibits

Exhibit	Description
99.1	News Release dated April 6, 2022.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URANIUM ENERGY CORP.

DATE: April 6, 2022.	By:	/s/ Pat Obara
Pat Obara, Secretary and
Chief Financial Officer